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                                                                    Exhibit 32.1

                            SECTION 906 CERTIFICATION

      I, Albert F. Richmond, Chief Executive Officer of Champion Communication Services, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. this Amendment No. 1 on Form 10-KSB/A to our Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Amendment") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2004                CHAMPION COMMUNICATION
                                    SERVICES, INC.


                                    By:       /s/ Albert F. Richmond
                                       -----------------------------------------
                                           Albert F. Richmond,
                                           Chief Executive Officer